Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: June 2009
Federal Tax I.D. # 42-1283895
CORPORATE MONTHLY OPERATING REPORT
FOR FILING ENTITIES ONLY
I declare under penalties of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

GENERAL GROWTH PROPERTIES, INC.
Date: August 10, 2009	by:	/s/ Edmund Hoyt
Edmund Hoyt
Chief Financial Officer

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)

PAGE
NUMBER
Debtors Monthly Operating Report as of and for the Month Ended June 30, 2009

Index

Combined Condensed Statements of Income and Comprehensive Income for the Month Ended June 30, 2009 and Cumulative Post-Petition Period Ended June 30, 2009	3

Combined Condensed Balance Sheet	4

Notes to Unaudited Combined Condensed Financial Statements	5
Note 1: Chapter 11 Cases and Proceedings	5
Note 2: Basis of Presentation	6
Note 3: Summary of Significant Accounting Policies	7
Note 4: Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders	7
Note 5: Certain Other Assets and Liabilities and Liabilities Subject to Compromise	8
Note 6: DIP Facility	9
Note 7: Rejected Contracts and Related Matters	10
Note 8: General and Administrative Expenses and Reorganization Items	10

Schedules:
Schedule I Schedule of Combining Condensed Statement of Income and Comprehensive Income for the Month ended June 30, 2009	12
Schedule II Schedule of Combining Condensed Balance Sheet as of June 30, 2009	13
Schedule III Schedule of Payroll and Payroll Taxes	14
Schedule IV Schedule of Federal, State and Local Taxes	14
Schedule V Schedule of Total Disbursements by Debtor	18
Schedule VI Schedule of Debtors’ Operating Property Aged Tenant Accounts Receivable	25
Schedule VII Status of Mortgages Payable For Debtors	26
Schedule VIII Retained Professionals Detail	29
Schedule IX Debtors Questionnaire	30

Annex A List of Debtors and Operating Properties	31

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINED CONDENSED
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended	Cumulative Post-Petition
	June 30, 2009	Period Ended June 30, 2009
	(In thousands, except for
	per share amounts)
Revenues:
Minimum rents	$138,175	$347,936
Tenant recoveries	59,009	156,351
Overage rents	1,697	4,567
Land sales	616	1,169
Other	5,928	14,500

Total revenues	205,425	524,523

Expenses:
Real estate taxes	17,299	48,069
Repairs and maintenance	14,027	34,594
Marketing	2,067	5,122
Ground and other rents	2,036	3,204
Other property operating costs	26,130	66,316
Land sales operations	1,369	3,046
Provision for doubtful accounts	6,774	7,733
Property management and other costs	4,873	16,241
General and administrative	23,080	26,194
Provisions for impairment	79,844	79,863
Depreciation and amortization	51,560	129,984

Total expenses	229,059	420,366

Operating (loss) income	(23,634)	104,157

Interest (expense) income, net	(91,237)	(237,503)

Loss before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(114,871)	(133,346)
Benefit from (provision for) income taxes	2,999	(1,445)
Equity in income of Real Estate Affiliates	10,045	22,464
Reorganization items	(14,265)	(33,726)

Loss from continuing operations	(116,092)	(146,053)
Discontinued operations — gains on dispositions	1	1

Net loss	(116,091)	(146,052)
Allocation to noncontrolling interests	1,591	153

Net loss attributable to common stockholders	$(114,500)	$(145,899)

Basic and Diluted Loss Per Share:	$(0.37)	$(0.47)
Dividends declared per share	—	—

Comprehensive Loss, Net:
Net loss	$(114,500)	$(145,899)
Other comprehensive income:
Net unrealized gain on financial instruments	6,558	5,390
Accrued pension adjustment	(2,083)	218
Foreign currency translation	2,293	27,331
Unrealized losses on available-for-sale securities	23	87

Other comprehensive income	6,791	33,026

Comprehensive loss attributable to common stockholders	$(107,709)	$(112,873)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINED CONDENSED BALANCE SHEET
(UNAUDITED)

June 30, 2009
(Dollars in thousands)
Assets:
Investment in real estate:
Land	$2,946,198
Buildings and equipment	19,487,404
Less accumulated depreciation	(3,878,801)
Developments in progress	887,607

Net property and equipment	19,442,408
Investment in and loans to/from Unconsolidated Real Estate Affiliates	387,059
Investment property and property held for development and sale	1,102,639
Investment in controlled non-debtor entities	3,887,074

Net investment in real estate	24,819,180
Cash and cash equivalents	501,304
Accounts and notes receivable, net	327,160
Goodwill	211,540
Deferred expenses, net	257,821
Prepaid expenses and other assets	563,145

Total assets	$26,680,150

Liabilities and Equity:
Mortgages, notes and loans payable	$400,000
Investment in and loans to/from Unconsolidated Real Estate Affiliates	32,282
Deferred tax liabilities	892,277
Accounts payable and accrued expenses	808,959

Liabilities not subject to compromise	2,133,518

Liabilities subject to compromise	22,393,495

Total liabilities	24,527,013

Redeemable noncontrolling interests:
Preferred	120,756
Common	38,170

Total redeemable noncontrolling interests	158,926

Commitments and Contingencies	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 313,804,357 shares issued as of June 30, 2009	3,138
Additional paid-in capital	3,792,212
Retained earnings (accumulated deficit)	(1,706,160)
Accumulated other comprehensive loss	(31,796)
Less common stock in treasury, at cost, 1,449,939 shares as of June 30, 2009	(76,752)

Total stockholder’s equity	1,980,642
Noncontrolling interests in consolidated real estate affiliates	13,569

Total equity	1,994,211

Total liabilities and equity	$26,680,150

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 1 Chapter 11 Cases and Proceedings
As previously disclosed pursuant to the Monthly Operating Report filed on June 15, 2009, for the period ended April 30, 2009 (the “April MOR”), on April 16, 2009 (“the Commencement Date”), General Growth Properties, Inc. (the “Company”), GGP Limited Partnership (“GGPLP”) and certain of the Company’s domestic subsidiaries (collectively, the “April 16 Debtors”) each filed voluntary petitions for relief pursuant to Chapter 11 (“Chapter 11”) of Title 11 of the United States Bankruptcy Code. On April 23, an additional 28 of the Company’s domestic subsidiaries (the “April 22 Debtors”) also filed voluntary petitions for Chapter 11 relief. The 388 Debtors’ cases (collectively, the “Chapter 11 Cases”) are pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and are jointly administered. The April 16 Debtors and April 22 Debtors (collectively, the “Debtors”) own and operate approximately 166 regional shopping centers. A list of the Debtors and the properties affected by these Chapter 11 Cases (each an “Operating Property” and, collectively, the “Operating Properties”) is included as Annex A to the Previously Filed MORS (as defined below). As many of the parties affected by, or interested in, the Chapter 11 Cases identify a Debtor by the Operating Property that it owns and/or manages, rather than by such Debtor’s legal name, where appropriate, the Company has reported information either on a by Debtor or on an Operating Property basis. For information regarding the Chapter 11 Cases preceding the filing of this monthly operating report, please see Note 1 of the April MOR and Note 1 of the Monthly Operating Report Filed on June 30, 2009 for the month ended May 31, 2009 (the “May MOR” and, with the April MOR, the “Previously Filed MORS”).
As discussed in the Previously Filed MORs, since the Commencement Date, the Debtors have focused on stabilizing their business and maintaining profitability during the Chapter 11 Cases by, among other things, continuing to (i) honor certain prepetition obligations to tenants and other critical vendors, (ii) use their centralized cash management system, and (iii) conduct certain ordinary course transactions. In addition, during the reporting period, the Debtors received approval from the Bankruptcy Court to, among other things: (i) conduct certain ordinary course sales without further notice or order from the Bankruptcy Court; (ii) retain their ordinary course (non-restructuring) professionals during the pendency of the Chapter 11 Cases (iii) establish procedures for the settlement of certain prepetition mechanics’ lien claims; and; (iv) establish certain procedures with respect to, and be granted limited authority to, settle personal injury claims, tenant rent collection matters, and certain de minimis customer accommodations.
In July 2009, the Bankruptcy Court granted, among other things, the Debtors’ request for (i) an extension of time, through and including November 12, 2009, to assume or reject any unexpired leases where a Debtor is a lessee, (ii) an extension of the Debtors’ exclusive periods for the filing of a Chapter 11 plan of reorganization and solicitation thereof through February 26, 2010 and April 23, 2010, respectively, and (iii) an additional extension of time, through and including August 31, 2009, to file their Schedules of Assets and Liabilities, Schedules of Executory Contracts and Unexpired Leases, and Statements of Financial Affairs.
As disclosed in the Previously Filed MORs, certain parties have filed motions to dismiss certain of the Debtors from the Chapter 11 Cases. The Debtors, by and through their counsel, are contesting these motions. The hearings on these motions concluded on June 24, 2009, and the parties are awaiting a ruling from the Bankruptcy Court.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 2 Basis of Presentation
The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Office of the United States Trustee (the “U.S. Trustee”) and the Bankruptcy Court. As a result, only relevant financial information for the Debtors has been included in the information presented in the Monthly Operating Report. Accordingly, a significant number of legal entities owned and controlled by GGP, and the related assets, liabilities and operating results of such entities, have been excluded from this Monthly Operating Report as such entities are operating outside of the provisions of Chapter 11. The Debtors’ ownership interest in such excluded entities (the “Non-Debtors”) has been reflected as investment in controlled Non-Debtors at the Debtors’ ownership share (typically 100%). In addition, the applicable earnings/loss of such controlled Non-Debtor entities, along with the Debtors’ share of the applicable income/loss of Unconsolidated Real Estate Affiliates, has been included in the equity in income of Real Estate Affiliates. Further, in the Combined Condensed Statement of Income and Comprehensive Income, the operations for the Debtors are presented from each of their respective commencement dates forward. As a result, the unaudited financial statements contained in this Monthly Operating Report are not consistent with any of the Company’s financial statement filings submitted to the United States Securities and Exchange Commission (the “SEC”) for this or any previous or future period.
The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities of the debtors in the normal course of business. In particular, as each of the Debtors is currently operating as a debtor-in-possession under the provisions of Chapter 11, these combined condensed financial statements have been prepared in accordance with AICPA Statement of Position 90-7 (“SOP 90-7”), “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code”, as amended. Accordingly, the Debtors’ combined financial statements do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should they be unable to continue as a going concern. However, in accordance with SOP 90-7, all prepetition liabilities subject to compromise (“LSTC” — see Note 5) have been segregated from liabilities not subject to compromise in the combined balance sheet and have been classified as LSTC, at the estimated amount of allowed claims. Interest expense related to prepetition LSTC has been reported only to the extent that it is estimated to be paid during the pendency of the Chapter 11 Cases, is permitted by the Bankruptcy Court, or is expected to be an allowed claim and may be paid or settled for less than the amount reported. In addition, to the extent any interest expense is unpaid, such accrued amounts may be paid or settled, in full or partially, in the form of equity and/or cash or any combination thereof. Expenses, provisions for losses resulting from the reorganization and certain other items directly related to the Chapter 11 Cases are reported separately in our combined condensed statement of operations as reorganization items (Note 8).
The unaudited financial statements for the Debtors contained in this Monthly Operating Report have been derived from the books and records of the Company. All significant intercompany balances and transactions between the Debtors have been eliminated. All intercompany balances with Non-Debtors are non-interest bearing, unsecured, payable on demand and have been reflected as a component of equity. Although the June 30, 2009 information contained in this Monthly Operating Report has been prepared in conjunction with procedures performed to prepare the Company’s second quarter financial information in accordance with GAAP and the rules and regulations of the SEC, such information is unaudited and the financial information contained in this monthly operating report could be subject to changes and such changes could be material. In addition, with respect to the presentation of cumulative postpetition period activity, only normal recurring adjustments were made for the routine monthly closing of the Debtors’ books in April and May of 2009 and certain reclassifications, eliminations, accruals, valuations, reserve adjustments and disclosure items have not been prepared for the purposes of the such cumulative information. As a result of procedures performed in conjunction with the quarter-end June 30, 2009 closing of the Debtors’ books, certain adjustments to the cumulative May 2009 postpetition operations have been reflected within the reported June operations. In addition, with respect to the June 30, 2009 balance sheet information, such quarter-end closing procedures yielded an approximate $1.4 billion elimination adjustment to the investment in controlled non-debtor entities with a related adjustment in net Debtors equity (including reclassifications in paid-in-capital and retained deficit) as compared to comparable amounts presented in the Previously Filed MORS.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Accordingly, the financial information contained in this monthly operating report for the Debtors as of and for the periods ended June 30, 2009 does not purport to show the results of operations or the statement of position of the Debtors in accordance with GAAP. Therefore, there can be no assurance that the financial information contained in this Monthly Operating Report for the Debtors is complete and readers are strongly cautioned not to place undue reliance upon this or any previously submitted Monthly Operating Report.
Readers of this Monthly Operating Report should refer to the Company’s audited Consolidated Financial Statements for the year ended December 31, 2008, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Annual Report”) and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2009 (the “2009 Interim Report”), as certain footnote disclosures that would substantially duplicate those contained in our Annual Report and such 2009 Interim Report have been omitted from this Monthly Operating Report. Capitalized terms used, but not defined, in this Monthly Operating Report have the same meaning as set forth in our Annual Report or in the 2009 Interim Report.
NOTE 3 Summary of Significant Accounting Policies
See Note 2 “Summary of Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in our Annual Report and Note 1 “Organization” in the Notes to Consolidated Financial Statements included in our 2009 Interim Report for a summary of the accounting policies that we consider to be significant.
NOTE 4 Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders
In general, each of the Operating Properties collects cash receipts in a property-specific lockbox and such receipts are transferred daily to a centralized GGPLP cash management account from which cash disbursements are funded. Accordingly, none of the Debtors that directly or indirectly own specific Operating Properties disburse funds to outside parties; all such disbursements are made by GGPLP on behalf of such Debtors. Therefore, at any and all points in time, GGPLP maintains, for each Debtor, an individual net balance of all such cash transfers and disbursements made that pertain to such Debtor. This inter-company account between GGPLP and the respective Debtor is reconciled monthly. As described in Note 1, the Bankruptcy Court has approved the continuation of this centralized cash management system. Mortgage lenders to the Operating Properties were granted a lien on the centralized GGPLP cash management account. In addition, the Debtors agreed to maintain a cash reserve in such account equal to the net cash transferred from the Operating Properties subject to liens since the Commencement Date.
The following table reflects the cumulative aggregate intercompany balance for the amounts in the GGPLP cash account as of the reported date, and updates the disclosures contained in Note 4 of the Previously Filed MORS.

Cumulative Intercompany Balance for
Encumbered Properties
(In Millions)
April 30, 2009	$27.7
May 31, 2009	91.4
June 30, 2009	195.0

Bank Balance held in the Combined GGPLP
Cash Accoumt
(In Millions)
June 12, 2009	$237.1
June 26, 2009	254.5
August 5, 2009	288.8
All bank accounts, both property specific and centralized, are reconciled monthly. Highly-liquid investments with maturities at dates of purchase of three months or less are classified as cash equivalents. As part of the adequate protection being provided to lenders of the Operating Properties, the Debtors will continue to provide reporting information to those lenders as required by their individual loan agreements. The Debtors have agreed to provide such information to the Office of the United States Trustee on a confidential basis upon reasonable request.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 5 Certain Other Assets and Liabilities and Liabilities Subject to Compromise
The following table summarizes the significant components of the Debtors’ prepaid expenses and other assets:

June 30, 2009
(In thousands)
Below-market ground leases	$184,114
Receivables — finance leases and bonds	77,784
Real estate tax stabilization agreement	73,569
Prepaid expenses	63,631
Security and escrow deposits	52,374
Special Improvement District receivable	50,549
Above-market tenant leases	28,527
Deferred tax	17,924
Other	14,673

Total prepaid expenses and other assets	$563,145

The components of the Debtors’ combined security and escrow deposits are summarized as follows:

June 30, 2009
(In thousands)
Utility and other security deposits	$26,592
Operating funds — cash traps	14,228
Real Estate Tax Escrows	5,642
Collateralized letters of credit and other credit support	1,907
Construction/major maintenance reserves	1,598
Other	2,407

Total security and escrow deposits	$52,374

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
The following table summarizes the significant components of the Debtors’ accounts payable and accrued expenses. Substantially all amounts included in the unpaid or accrued balances listed below that are considered LTSC are past due at June 30, 2009, as payment of any of such obligations are limited or precluded by the operation of Chapter 11 (see Schedule IX).

June 30, 2009
(In thousands)
Accounts payable and accrued expenses	$305,379
Accrued interest	234,835
Construction payable	185,713
FIN 48 liability	133,025
Deferred gains/income	80,598
Accrued real estate taxes	76,928
Hughes participation payable	71,531
Below-market tenant leases	64,110
Accrued payroll and other employee liabilities	57,131
Unapplied cash receipts	38,952
Additional purchase price for The Palazzo	28,614
FIN 47 liability	20,278
Tenant and other deposits	18,446
Insurance reserve	15,489
Nouvelle at Natick deferred revenue	13,912
Above-market ground leases	13,672
Capital lease obligations	8,091
Derivative financial instruments	2,182
Accounts payable to affiliates	(43,202)
Other	42,188

Total accounts payable and accrued expenses	1,367,872
Less: amounts not subject to compromise	(808,959)

Total accounts payable and accrued expenses subject to compromise	$558,913

The following table summarizes the amounts of LSTC at June 30, 2009:

(In thousands)
Accounts payable and accrued expenses	$558,913
Mortgages and secured notes	15,844,329
Unsecured notes	5,990,253

Total liabilities subject to compromise	$22,393,495

NOTE 6 DIP Facility
Information regarding the DIP Facility is included in the Previously Filed MORS.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 7 Rejected Contracts and Related Matters
In addition to our mortgage and other debt, current liabilities and liens, the Debtors are subject to certain executory contracts. The Debtors, subject to the approval of the Bankruptcy Court, may assume or reject these contracts. Although the Debtors are considering the rejection of certain such contracts (except for our operating property tenant leases), none have been rejected as of June 30, 2009. Claims may result if an executory contract is rejected; however, no such potential claims have been recorded or reflected at this time. As discussed in Note 1, the Bankruptcy Court has granted the Debtors on extension of time, through and including November 12, 2009, to assume or reject any unexpired lease where a Debtor is a lessee.
NOTE 8 General and Administrative Expenses and Reorganization Items
General and Administrative expenses consist of the centralized costs of managing the portfolio of assets owned by the Company, which includes the Debtors. Significant subcategories of such overhead costs are listed in the following schedule:

		Cumulative Post-
	Month ended	Petition Period Ended
General and Administrative Expenses	June 30, 2009	June 30, 2009
	(In thousands)
Insider compensation	$1,287	$3,673
Professional fees*	21,105	21,397
Public Company expense	247	657
Travel and entertainment	37	47
Fees, insurance and other	404	420

Total general and administrative	$23,080	$26,194

*	Routine operating professional fees only; professional fees related to bankruptcy are reported separately as a reorganization item.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Reorganization items under the bankruptcy filings are expense and income items that were incurred or realized by the Debtors as a result of the Chapter 11 Cases and are presented separately in the unaudited condensed combined statement of operations of the Debtors. These items include professional fees and similar types of expenses incurred directly related to the bankruptcy filings, loss accruals or gains or losses resulting from activities of the reorganization process, and interest earned on cash accumulated by the Debtors. Reorganization items are as follows:

		Cumulative Post-
	Month ended	Petition Period Ended
Reorganization Items income (expense)	June 30, 2009	June 30, 2009
	(In thousands)
Gains on liabilities subject to compromise (1)	$(2,379)	$(2,379)
Interest income (2)	(5)	(7)
U.S. Trustee fees (3)	359	1,097
Restructuring costs (4)	10,899	26,207
Debtor In Possession deferred financing costs	5,391	8,808

Total reorganization items	$14,265	$33,726

(1)	This amount primarily includes repudiation, rejection or termination of contracts or guarantee of obligations. At June 30, 2009, such gains reflect agreements reached with certain critical vendors (as defined), which were ratified by the Bankruptcy Court and for which payments on an installment basis began in July, 2009.

(2)	Interest income primarily reflects amounts earned on cash accumulated as a result of the Chapter 11 cases.

(3)	Estimate of fees due for applicable reporting period remain subject to confirmation and review by the U.S. Trustee.

(4)	See Schedule VIII.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE I
COMBINING CONDENSED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended June 30, 2009
			Combined
	Debtors	Eliminations	Debtors
	(In thousands, except for per share amounts)
Revenues:
Minimum rents	$137,992	$183	$138,175
Tenant recoveries	59,007	2	59,009
Overage rents	1,697	—	1,697
Land sales	616	—	616
Other	5,667	261	5,928

Total revenues	204,979	446	205,425

Expenses:
Real estate taxes	17,299	—	17,299
Repairs and maintenance	14,027	—	14,027
Marketing	2,067	—	2,067
Ground and other rents	1,098	938	2,036
Other property operating costs	26,169	(39)	26,130
Land sales operations	1,369	—	1,369
Provision for doubtful accounts	6,774	—	6,774
Property management and other costs	5,317	(444)	4,873
General and administrative	23,088	(8)	23,080
Provisions for impairment	79,844	—	79,844
Depreciation and amortization	51,537	23	51,560

Total expenses	228,589	470	229,059

Operating (loss) income	(23,610)	(24)	(23,634)
Interest (expense) income, net	(91,429)	192	(91,237)

Net (loss) income before income taxes, noncontrolling interests, equity in income of Unconsolidated Real Estate Affiliates and reorganization items	(115,039)	168	(114,871)
Provision for income taxes	2,999	—	2,999
Equity in income of Real Estate Affiliates	(1,176)	11,221	10,045
Reorganization items	(14,265)	—	(14,265)
Net (loss) income from continuing operations	(127,481)	11,389	(116,092)
Discontinued operations — gains on dispositions	—	1	1

Net (loss) income	(127,481)	11,390	(116,091)
Allocation to noncontrolling interests	(1,326)	2,917	1,591

Net (loss) income attributable to common stockholders	$(128,807)	$14,307	$(114,500)

Basic and Diluted Earnings Per Share:	$(0.41)	$0.05	$(0.37)
Comprehensive Income, Net:
Net (loss) income	$(128,807)	$14,307	$(114,500)
Other comprehensive income:
Net unrealized gains on financial instruments	5,978	580	6,558
Accrued pension adjustment	(2,133)	50	(2,083)
Foreign currency translation	2,184	109	2,293
Unrealized losses on available-for-sale securities	13	10	23

Other comprehensive income	6,042	749	6,791

Comprehensive loss attributable to common stockholders	$(122,765)	$15,056	$(107,709)

The accompanying notes are an integral part of these combined financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE II
COMBINING CONDENSED BALANCE SHEET
(UNAUDITED)

	Month Ended June 30, 2009
			Combined
	Debtors	Eliminations	Debtors
	(In thousands)
Assets:
Investment in real estate:
Land	$2,946,198	$—	$2,946,198
Buildings and equipment	19,489,677	(2,273)	19,487,404
Less accumulated depreciation	(3,878,801)	—	(3,878,801)
Developments in progress	887,858	(251)	887,607

Net property and equipment	19,444,932	(2,524)	19,442,408
Investment in and loans to/from Unconsolidated Real Estate Affiliates	607,176	(220,117)	387,059
Investment property and property held for development and sale	1,102,639	—	1,102,639
Investment in controlled non-debtor entities	16,609,265	(12,722,191)	3,887,074

Net investment in real estate	37,764,012	(12,944,832)	24,819,180
Cash and cash equivalents	473,058	28,246	501,304
Accounts and notes receivable, net	327,126	34	327,160
Goodwill	211,540	—	211,540
Deferred expenses, net	257,821	—	257,821
Prepaid expenses and other assets	586,083	(22,938)	563,145

Total assets	$39,619,640	$(12,939,490)	$26,680,150

Liabilities and Equity:
Mortgages, notes and loans payable	$400,000	$—	$400,000
Investment in and loans to/from Unconsolidated Real Estate Affiliates	32,282	—	32,282
Deferred tax liabilities	892,277	—	892,277
Accounts payable and accrued expenses	741,408	67,551	808,959

Total liabilities not subject to compromise	2,065,967	67,551	2,133,518
Liabilities subject to compromise	22,827,955	(434,460)	22,393,495

Total liabilities	24,893,922	(366,909)	24,527,013

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	23,255	14,915	38,170

Total redeemable noncontrolling interests	144,011	14,915	158,926

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 313,804,357 shares issued as of June 30, 2009	3,138	—	3,138
Additional paid-in capital	9,576,206	(5,783,994)	3,792,212
Retained earnings (accumulated deficit)	5,098,090	(6,804,250)	(1,706,160)
Accumulated other comprehensive loss	(32,544)	748	(31,796)
Less common stock in treasury, at cost, 1,449,939 shares as of June 30, 2009	(76,752)	—	(76,752)

Total stockholder’s equity	14,568,138	(12,587,496)	1,980,642
Noncontrolling interests in consolidated real estate affiliates	13,569	—	13,569

Total equity	14,581,707	(12,587,496)	1,994,211

Total liabilities and equity	$39,619,640	$(12,939,490)	$26,680,150

The accompanying notes are an integral part of these combined financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE III
SCHEDULE OF PAYROLL AND PAYROLL TAXES
(UNAUDITED)
as of and for the month ended June 30, 2009

	Employee Payroll	Employer Payroll
Gross Wage Expense	Taxes Withheld (a)	Taxes Remitted (b)
	(In thousands)
$15,017	$3,321	$941

(a)	Employee Payroll Taxes are withheld each pay period and remitted by the Company, together with the Employer Payroll Taxes, to the appropriate tax authorities.

(b)	Gross Wages are generally paid by the Company on behalf of the Debtors every two weeks, and were last paid in this period, including withholding amounts, on June 19, 2009.
SCHEDULE IV
SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
(UNAUDITED)

		Amounts paid Month
	Amount accrued	Ended
	June 30, 2009	June 30, 2009
	(In thousands)
Federal and state income taxes	$5,922	$2,067

State and local taxes:
Property *	76,928	21,423
Sales and use	1,365	1,305
Franchise	1,695	—
Other	46	7

Total state and local taxes	80,034	22,735

Total taxes	$85,956	$24,802

*	Additional detail on the property taxes by Operating Property is listed below.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	June 30, 2009	June 30, 2009
	(In thousands)
4848 OUTPARCEL	$24	$—
ALA MOANA CENTER	3,324	—
ALAMEDA PLAZA	91	88
ANIMAS VALLEY MALL	117	—
ARIZONA CENTER	86	—
ARIZONA CENTER ARIZONA CENTER ONE	294	—
ARIZONA CENTER ARIZONA CENTER TWO	291	—
ARIZONA CENTER CINEMA	16	—
ARIZONA CENTER GARDEN OFFICE	21	—
ARIZONA CENTER OFFICE	41	—
ARIZONA CENTER PARKING	77	—
AUGUSTA MALL	346	—
AUGUSTA MALL ANCHOR ACQ	173	—
AUSTIN BLUFFS PLAZA	25	—
BASKIN ROBBINS	3	3
BEACHWOOD PLACE	1,736	1,892
BELLIS FAIR	27	—
BIRCHWOOD MALL	371	—
BOISE TOWN SQUARE ANCHOR ACQ	38	—
BOISE TOWNE PLAZA	105	119
BOISE TOWNE SQUARE	899	1,057
CACHE VALLEY MALL	143	—
CACHE VALLEY MARKETPLACE	57	—
CAPITAL MALL	154	—
CENTURY PLAZA	40	—
CHAPEL HILLS MALL	624	—
CHULA VISTA CENTER	—	1
COLLIN CREEK	888	—
COLONY SQUARE MALL	192	185
COLUMBIA MALL	280	—
COLUMBIANA CENTER	765	—
CORONADO MALL	367	—
COTTONWOOD MALL	159	—
COTTONWOOD SQUARE	21	—
COUNTRY HILL PLAZA	68	—
DEERBROOK MALL	862	—
DEERBROOK MALL ANCHOR ACQ	54	—
EAGLE RIDGE MALL	269	—
EASTRIDGE MALL (CA)	428	1,275
EASTRIDGE MALL (WY)	131	—
FASHION PLACE	370	—
FASHION PLACE ANCHOR ACQ	43	—
FOOTHILLS MALL	464	—
FORT UNION	33	—
FOUR SEASONS TOWN CENTRE MALL	861	—
FOX RIVER MALL	1,421	—
GATEWAY CROSSING SHOPPING CTR	95	—
GGPLP-SHARED	1,288	—
GLENBROOK SQUARE	6,539	—
GLENBROOK SQUARE ANCHOR ACQ	179	—
GRAND TETON MALL	398	383
GRAND TETON PLAZA	90	86
GRAND TRAVERSE MALL	307	—
GREENWOOD MALL	242	—
HULEN MALL	1,003	—
JORDAN CREEK TOWN CENTER	4,342	—
LAKEVIEW SQUARE	424	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	June 30, 2009	June 30, 2009
	(In thousands)
LANDMARK MALL	—	244
LANSING MALL	611	—
LINCOLNSHIRE COMMONS	404	—
LYNNHAVEN MALL	20	—
MALL AT SIERRA VISTA	235	—
MALL OF LOUISIANA	1,842	—
MALL OF LOUSIANA POWER CENTER	123	—
MALL OF THE BLUFFS	2,092	—
MALL ST. MATHEWS	398	—
MALL ST. VINCENT	312	—
MARKET PLACE SHOPPING CENTER	1,655	—
MAYFAIR BANK TOWER	154	—
MAYFAIR MALL	2,220	—
MAYFAIR NORTH TOWER	161	—
MAYFAIR PROFESSIONAL	61	—
MAYFAIR-AURORA HEALTH CENTER	146	—
MORENO VALLEY MALL	58	—
NATICK-NOUVELLE AT NATICK	—	909
NEWGATE MALL	360	—
NEWPARK MALL	43	39
NEWPARK MALL ANCHOR ACQ	78	—
NORTH PLAINS MALL	29	—
NORTH POINT MALL	1,237	—
NORTH STAR MALL	1,855	1,941
NORTH STAR MALL ANCHOR ACQ	168	—
NORTH TOWN MALL	—	15
NORTHGATE MALL	324	—
NORTHRIDGE FASHION CENTER	—	17
OAKWOOD CENTER	231	—
OAKWOOD MALL	1,165	—
OGLETHORPE MALL	20	—
OREM PLAZA CENTER STREET	36	—
OREM PLAZA STATE STREET	17	—
OVIEDO MARKETPLACE	445	—
OXMOOR MALL	374	—
PARK CITY CENTER	—	7
PARK PLACE	656	—
PARK WEST	513	—
PEACHTREE MALL	719	—
PECANLAND MALL	318	—
PECANLAND MALL ANCHOR ACQ	25	—
PIERRE BOSSIER MALL	118	—
PINE RIDGE MALL	227	221
PLAZA 9400	64	—
PROVO PLAZA	19	—
RED CLIFFS MALL	155	—
RED CLIFFS PLAZA	31	—
REDLANDS PROMENADE	4	—
REGENCY SQUARE MALL	795	—
RIO WEST MALL	129	—
RIVER FALLS	1,241	—
RIVER HILLS MALL	1,571	—
RIVER POINTE PLAZA	53	—
RIVERLANDS SHOPPING CENTER	29	—
RIVERSIDE PLAZA	73	—
RIVERTOWN CROSSINGS	1,342	—
SAINT LOUIS GALLERIA	1,941	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	June 30, 2009	June 30, 2009
	(In thousands)
SIKES SENTER	631	—
SILVER LAKE MALL	119	119
SOONER MALL	199	—
SOUTH STREET MARKETPLACE THEAT	158	—
SOUTHLAKE MALL	524	—
SOUTHLAND MALL	—	819
SOUTHWEST OFF CTR I	85	80
SOUTHWEST OFF CTR II	38	36
SOUTHWEST PLAZA	1,140	1,300
SPRING HILL MALL	2,249	—
ST LOUIS GALLERIA ANCH ACQ	38	—
STATEN ISLAND MALL	—	10,091
STEEPLEGATE MALL	—	428
THE BRIDGES AT MINT HILL	9	—
THE COMMONS AT FOOTHILLS MALL	16	—
THE CROSSROADS (MI)	631	—
THE GALLERY AT HARBORPLACE-GARAGE	877	—
THE MAINE MALL	13	—
THE PINES	167	—
THE PLAZA AT FOOTHILLS MALL	38	—
THE SHOPS AT FALLEN TIMBERS	1,768	—
THE SHOPS AT FOOTHILLS MALL	61	—
THE SHOPS AT SUMMERLIN CENTRE	415	—
THE WOODLANDS MALL	835	—
THE WOODLANDS MALL ANCHOR ACQ	48	—
TOWN EAST MALL	1,957	—
TUCSON ANCHOR ACQ	30	—
TUCSON ENTERTAINMENT PAVILION	19	—
TUCSON MALL	483	—
TWINS FALLS CROSSINGS	17	—
TYSONS GALLERIA	1,098	—
UNIVERSITY CROSSING	112	—
VALLEY HILLS MALL	243	—
VILLAGE AT JORDAN CREEK	1,136	—
VISALIA MALL	5	—
VISTA RIDGE MALL	1,056	—
WASHINGTON PARK MALL	84	—
WESTWOOD MALL	126	—
WHITE MOUNTAIN MALL	54	—
WILLOWBROOK MALL (NJ)	1,741	4
WOODLANDS VILLAGE	60	—
YELLOWSTONE SQUARE	45	64

	$76,928	$21,423

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
Legal Entity	Case Number	June 30, 2009
		(In thousands)
South Street Seaport Limited Partnership	09-11963	$784
Seaport Marketplace, LLC	09-11964	—
Seaport Marketplace Theatre, LLC	09-11965	7
Lockport L.L.C.	09-11966	11
RASCAP Realty, Ltd.	09-11967	—
Bellis Fair Partners	09-11968	541
GGP-Mint Hill L.L.C.	09-11969	—
Pines Mall Partners	09-11970	71
GGP-Grandville L.L.C.	09-11971	1,011
GGP-Grandville II L.L.C.	09-11972	—
GGP-Redlands Mall, L.P.	09-11973	27
La Place Shopping, L.P.	09-11974	17
GGP-Tucson Land L.L.C.	09-11975	5
Tucson Anchor Acquisition, LLC	09-11976	246
General Growth Properties, Inc.	09-11977	—
GGP Limited Partnership	09-11978	18,892
Rouse LLC	09-11979	—
GGP American Properties Inc.	09-11980	—
Caledonian Holding Company, Inc.	09-11981	—
GGPLP L.L.C.	09-11982	36
Rouse Company LP, The	09-11983	6,586
TRC Co-Issuer, Inc.	09-11984	—
Oakwood Shopping Center Limited Partnership	09-11985	440
Alameda Mall Associates	09-11986	295
Bay Shore Mall Partners	09-11987	240
Chico Mall, L.P.	09-11988	349
Lansing Mall Limited Partnership	09-11989	383
GGP-Pecanland, L.P.	09-11990	387
GGP-Pecanland II, L.P.	09-11991	—
Southland Mall, L.P.	09-11992	1,415
South Shore Partners, L.P.	09-11993	36
Price Financing Partnership, L.P.	09-11994	—
Price GP L.L.C.	09-11995	—
HHP Government Services, Limited Partnership	09-11996	45
Ho Retail Properties I Limited Partnership	09-11997	379
New Orleans Riverwalk Associates	09-11998	320
New Orleans Riverwalk Limited Partnership	09-11999	—
White Marsh General Partnership	09-12000	375
White Marsh Mall Associates	09-12001	375
White Marsh Phase II Associates	09-12002	375
Parke West, LLC	09-12003	87
GGP-Newpark L.L.C.	09-12004	295
Elk Grove Town Center, L.P.	09-12005	26
Baltimore Center Associates Limited Partnership	09-12006	850
Baltimore Center Garage Limited Partnership	09-12007	493
Century Plaza L.L.C.	09-12008	154
Harbor Place Associates Limited Partnership	09-12009	229
Price Development Company, Limited Partnership	09-12010	238
Rouse-Phoenix Theatre Limited Partnership	09-12011	9
Rouse-Arizona Retail Center Limited Partnership	09-12012	462
Rouse-Phoenix Master Limited Partnership	09-12013	—
Saint Louis Land L.L.C.	09-12014	—
Southland Center, LLC	09-12015	735
GGP-North Point Land L.L.C.	09-12016	—
Majestic Partners-Provo, LLC	09-12017	1

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
Legal Entity	Case Number	June 30, 2009
		(In thousands)
GGP-Mall of Louisiana, L.P.	09-12018	1,367
NewPark Anchor Acquisition, LLC	09-12019	—
Parkview Office Building Limited Partnership	09-12020	32
Parkside Limited Partnership	09-12021	75
Park Square Limited Partnership	09-12022	16
Rouse SI Shopping Center, LLC	09-12023	10,906
Augusta Mall, LLC	09-12024	1,171
Burlington Town Center LLC, The	09-12025	452
Fashion Show Mall LLC	09-12026	4,564
GGP Ala Moana L.L.C.	09-12027	9,694
GGP Jordan Creek L.L.C.	09-12028	1,245
GGP Village at Jordan Creek L.L.C.	09-12029	31
GGP-Four Seasons L.L.C.	09-12030	724
Lincolnshire Commons, LLC	09-12031	197
Phase II Mall Subsidiary, LLC	09-12032	2,501
St. Cloud Mall L.L.C.	09-12033	520
Valley Hills Mall L.L.C.	09-12034	437
GGP Holding, Inc.	09-12035	214
The Rouse Company BT, LLC	09-12036	—
Rouse Company Operating Partnership LP, The	09-12037	—
10000 West Charleston Boulevard, LLC	09-12040	154
10190 Covington Cross, LLC	09-12041	26
1120/1140 Town Center Drive, LLC	09-12042	24
1160/1180 Town Center Drive, LLC	09-12043	16
1201-1281 Town Center Drive, LLC	09-12044	23
1251 Center Crossing, LLC	09-12045	—
1450 Center Crossing Drive, LLC	09-12046	10
1451 Center Crossing Drive, LLC	09-12047	1
1551 Hillshire Drive, LLC	09-12048	183
1635 Village Centre Circle, LLC	09-12049	11
1645 Village Center Circle, LLC	09-12050	10
9901-9921 Covington Cross, LLC	09-12051	5
9950-9980 Covington Cross, LLC	09-12052	10
Alameda Mall, L.L.C.	09-12053	—
Apache Mall, LLC	09-12054	235
Arizona Center Parking, LLC	09-12055	85
Augusta Mall Anchor Acquisition, LLC	09-12056	15
Augusta Mall Anchor Holding, LLC	09-12057	—
Augusta Mall Holding, LLC	09-12058	—
Austin Mall Limited Partnership	09-12059	—
Austin Mall, LLC	09-12060	—
Bakersfield Mall, Inc.	09-12061	—
Bakersfield Mall LLC	09-12062	704
Baltimore Center, LLC	09-12063	—
Bay City Mall Associates L.L.C.	09-12064	211
Bay Shore Mall II L.L.C.	09-12065	—
Bay Shore Mall, Inc.	09-12066	—
Beachwood Place Holding, LLC	09-12067	—
Beachwood Place Mall, LLC	09-12068	3,498
Benson Park Business Trust	09-12069	—
Birchwood Mall, LLC	09-12070	149
Boise Mall, LLC	09-12071	1,272
Boise Town Square Anchor Acquisition, LLC	09-12072	1
Boise Towne Plaza L.L.C.	09-12073	166
Boulevard Associates	09-12074	725
Boulevard Mall, Inc.	09-12075	—
Boulevard Mall I LLC	09-12076	—
Boulevard Mall II LLC	09-12077	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
Legal Entity	Case Number	June 30, 2009
		(In thousands)
BTS Properties L.L.C.	09-12078	—
Cache Valley, LLC	09-12079	60
Century Plaza, Inc.	09-12080	—
Champaign Market Place L.L.C.	09-12081	698
Chapel Hills Mall L.L.C.	09-12082	1,360
Chattanooga Mall, Inc.	09-12083	—
Chico Mall L.L.C.	09-12084	—
Chula Vista Center, LLC	09-12085	190
Collin Creek Anchor Acquisition, LLC	09-12086	—
Collin Creek Mall, LLC	09-12087	537
Colony Square Mall L.L.C.	09-12088	275
Columbia Mall L.L.C.	09-12089	727
Coronado Center L.L.C.	09-12090	1,023
Coronado Center Holding L.L.C.	09-12091	—
Cottonwood Mall, LLC	09-12092	8
Country Hills Plaza, LLC	09-12093	77
Deerbrook Mall, LLC	09-12094	572
DK Burlington Town Center LLC	09-12095	—
Eagle Ridge Mall, Inc.	09-12096	—
Eagle Ridge Mall, L.P.	09-12097	578
Eastridge Shopping Center L.L.C.	09-12098	2,319
Eden Prairie Anchor Building L.L.C.	09-12099	—
Eden Prairie Mall, Inc.	09-12100	—
Eden Prairie Mall L.L.C.	09-12101	607
Elk Grove Town Center L.L.C.	09-12102	—
ER Land Acquisition L.L.C.	09-12103	—
Fallbrook Square Partners Limited Partnership	09-12104	542
Fallbrook Square Partners L.L.C.	09-12105	—
Fallen Timbers Shops, LLC	09-12106	294
Fallen Timbers Shops II, LLC	09-12107	—
Faneuil Hall Marketplace, LLC	09-12108	935
Fashion Place, LLC	09-12109	983
Fashion Place Anchor Acquisition, LLC	09-12110	—
Fifty Columbia Corporate Center, LLC	09-12111	—
Forty Columbia Corporate Center, LLC	09-12112	—
Fox River Shopping Center, LLC	09-12113	1,240
Franklin Park Mall, LLC	09-12114	—
Franklin Park Mall Company, LLC	09-12115	—
Gateway Crossing L.L.C.	09-12116	66
Gateway Overlook Business Trust	09-12117	558
Gateway Overlook II Business Trust	09-12118	—
GGP Acquisition, L.L.C.	09-12119	—
GGP Ala Moana Holdings L.L.C.	09-12120	—
GGP American Holdings Inc.	09-12121	—
GGP General II, Inc.	09-12122	—
GGP Holding II, Inc.	09-12123	—
GGP Holding Services, Inc.	09-12124	—
GGP Ivanhoe II, Inc.	09-12125	—
GGP Ivanhoe IV Services, Inc.	09-12126	—
GGP Kapiolani Development L.L.C.	09-12127	100
GGP Knollwood Mall, LP	09-12128	232
GGP Natick Residence LLC	09-12129	953
GGP Savannah L.L.C.	09-12130	—
GGP/Homart, Inc.	09-12131	186
GGP/Homart Services, Inc.	09-12132	—
GGP-Bay City One, Inc.	09-12133	—
GGP-Brass Mill, Inc.	09-12134	952
GGP-Burlington L.L.C.	09-12135	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
Legal Entity	Case Number	June 30, 2009
		(In thousands)
GGP-Canal Shoppes L.L.C.	09-12136	—
GGP-Foothills L.L.C.	09-12137	863
GGP-Glenbrook L.L.C.	09-12138	914
GGP-Glenbrook Holding L.L.C.	09-12139	3
GGP-Grandville Land L.L.C.	09-12140	—
GGP-La Place, Inc.	09-12141	—
GGP-Lakeview Square, Inc.	09-12142	—
GGP-Lansing Mall, Inc.	09-12143	—
GGP-Maine Mall L.L.C.	09-12144	1,068
GGP-Maine Mall Holding L.L.C.	09-12145	—
GGP-Maine Mall Land L.L.C.	09-12146	—
GGP-Moreno Valley, Inc.	09-12147	828
GGP-Newgate Mall, LLC	09-12148	231
GGP-Newpark, Inc.	09-12149	—
GGP-North Point, Inc.	09-12150	1,163
GGP-Pecanland, Inc.	09-12151	—
GGP-Redlands Mall L.L.C.	09-12152	—
GGP-South Shore Partners, Inc.	09-12153	—
GGP-Steeplegate, Inc.	09-12154	869
GGP-Tucson Mall L.L.C.	09-12155	876
GGP-UC L.L.C.	09-12156	76
Grand Canal Shops II, LLC	09-12157	3,240
Grandville Mall II, Inc.	09-12158	—
Grandville Mall, Inc.	09-12159	—
Greengate Mall, Inc.	09-12160	—
Greenwood Mall Land, LLC	09-12161	—
Harborplace Borrower, LLC	09-12162	—
Hickory Ridge Village Center, Inc.	09-12163	—
HMF Properties, LLC	09-12164	—
Ho Retail Properties II Limited Partnership	09-12165	113
Hocker Oxmoor, LLC	09-12166	157
Hocker Oxmoor Partners, LLC	09-12167	—
Howard Hughes Canyon Pointe Q4, LLC	09-12168	61
Howard Hughes Corporation, The	09-12169	345
Howard Hughes Properties, Inc.	09-12170	3,853
Howard Hughes Properties, Limited Partnership	09-12171	16
Howard Hughes Properties IV, LLC	09-12172	5
Howard Hughes Properties V, LLC	09-12173	4
HRD Parking, Inc.	09-12174	6
HRD Remainder, Inc.	09-12175	1
Hulen Mall, LLC	09-12176	814
Hughes Corporation, The	09-12177	—
Kapiolani Condominium Development, LLC	09-12178	—
Kapiolani Retail, LLC	09-12179	—
Knollwood Mall, Inc.	09-12180	—
Lakeside Mall Holding, LLC	09-12181	—
Lakeside Mall Property LLC	09-12182	1,035
Lakeview Square Limited Partnership	09-12183	331
Land Trust No. 89433	09-12184	—
Land Trust No. 89434	09-12185	—
Land Trust No. FHB-TRES 200601	09-12186	—
Land Trust No. FHB-TRES 200602	09-12187	—
Landmark Mall L.L.C.	09-12188	476
Lynnhaven Holding L.L.C.	09-12189	—
Lynnhaven Mall L.L.C.	09-12190	2,656
Mall of Louisiana Holding, Inc.	09-12191	—
Mall of Louisiana Land, LP	09-12192	4
Mall of Louisiana Land Holding, LLC	09-12193	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
Legal Entity	Case Number	June 30, 2009
		(In thousands)
Mall of the Bluffs, LLC	09-12194	149
Mall St. Matthews Company, LLC	09-12195	—
Mall St. Vincent, Inc.	09-12196	—
Mall St. Vincent, L.P.	09-12197	397
Mayfair Mall, LLC	09-12198	1,155
MSAB Holdings, Inc.	09-12199	—
MSAB Holdings L.L.C.	09-12200	—
MSM Property L.L.C.	09-12201	829
Natick Retail, LLC	09-12202	—
Newgate Mall Land Acquisition, LLC	09-12203	—
NewPark Mall L.L.C.	09-12204	—
North Plains Mall, LLC	09-12205	17
North Star Anchor Acquisition, LLC	09-12206	—
North Star Mall, LLC	09-12207	3,179
North Town Mall, LLC	09-12208	259
Northgate Mall L.L.C.	09-12209	470
NSMJV, LLC	09-12210	—
Oakwood Hills Mall, LLC	09-12211	191
Oglethorpe Mall L.L.C.	09-12212	1,237
Oklahoma Mall L.L.C.	09-12213	—
OM Borrower, LLC	09-12214	—
One Willow Company, LLC	09-12215	—
Orem Plaza Center Street, LLC	09-12216	—
Owings Mills Limited Partnership	09-12217	166
Park Mall, Inc.	09-12218	—
Park Mall L.L.C.	09-12219	1,452
PDC Community Centers L.L.C.	09-12220	358
PDC-Eastridge Mall L.L.C.	09-12221	1,154
PDC-Red Cliffs Mall L.L.C.	09-12222	158
Peachtree Mall L.L.C.	09-12223	552
Pecanland Anchor Acquisition, LLC	09-12224	—
Piedmont Mall, LLC	09-12225	416
Pierre Bossier Mall, LLC	09-12226	125
Pine Ridge Mall L.L.C.	09-12227	383
Pioneer Office Limited Partnership	09-12228	167
Pioneer Place Limited Partnership	09-12229	806
Price Development TRS, Inc.	09-12230	—
Price-ASG L.L.C.	09-12231	878
Prince Kuhio Plaza, Inc.	09-12232	—
Providence Place Holdings, LLC	09-12233	—
Redlands Land Acquisition Company L.L.C.	09-12234	—
Redlands Land Acquisition Company, L.P.	09-12235	—
Redlands Land Holding L.L.C.	09-12236	—
Ridgedale Center, LLC	09-12237	1,052
Rio West L.L.C.	09-12238	96
River Falls Mall, LLC	09-12239	29
River Hills Land, LLC	09-12240	—
River Hills Mall, LLC	09-12241	770
Rogue Valley Mall L.L.C.	09-12242	116
Rogue Valley Mall Holding L.L.C.	09-12243	—
The Rouse Company at Owings Mills, LLC	09-12244	—
Rouse Company of Florida, LLC, The	09-12245	—
The Rouse Company of Louisiana, LLC	09-12246	—
The Rouse Company of Michigan, LLC	09-12247	—
The Rouse Company of Minnesota, LLC	09-12248	—
The Rouse Company of Ohio, LLC	09-12249	—
Rouse F.S., LLC	09-12250	—
Rouse Office Management of Arizona, LLC	09-12251	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
Legal Entity	Case Number	June 30, 2009
		(In thousands)
Rouse Providence LLC	09-12252	2,186
Rouse Ridgedale, LLC	09-12253	—
Rouse Ridgedale Holding, LLC	09-12254	—
Rouse Southland, LLC	09-12255	—
Rouse-Arizona Center, LLC	09-12256	—
Rouse-Fairwood Development Corporation	09-12257	3
Rouse-New Orleans, LLC	09-12258	—
Rouse-Oakwood Shopping Center, LLC	09-12259	—
Rouse-Orlando, LLC	09-12260	445
Rouse-Phoenix Cinema, LLC	09-12261	—
Rouse-Phoenix Corporate Center Limited Partnership	09-12262	175
Rouse-Phoenix Development Company, LLC	09-12263	—
Rouse-Portland, LLC	09-12264	—
RS Properties Inc.	09-12265	690
Saint Louis Galleria L.L.C.	09-12266	1,271
Saint Louis Galleria Anchor Acquisition, LLC	09-12267	107
Saint Louis Galleria Holding L.L.C.	09-12268	—
Sierra Vista Mall, LLC	09-12269	44
Sikes Senter, LLC	09-12270	354
Silver Lake Mall, LLC	09-12271	180
Sixty Columbia Corporate Center, LLC	09-12272	—
Sooner Fashion Mall L.L.C.	09-12273	405
Southlake Mall L.L.C.	09-12274	824
Southland Center Holding, LLC	09-12275	—
Southland Mall, Inc.	09-12276	—
Southwest Denver Land L.L.C.	09-12277	—
Southwest Plaza L.L.C.	09-12278	1,639
Spring Hill Mall L.L.C.	09-12279	145
St. Cloud Land L.L.C.	09-12280	—
St. Cloud Mall Holding L.L.C.	09-12281	—
Stonestown Shopping Center L.L.C.	09-12282	—
Stonestown Shopping Center, L.P.	09-12283	1,426
Summerlin Centre, LLC	09-12284	301
Summerlin Corporation	09-12285	—
Three Rivers Mall L.L.C.	09-12286	135
Three Willow Company, LLC	09-12287	—
Town East Mall, LLC	09-12288	1,160
Tracy Mall, Inc.	09-12289	—
Tracy Mall Partners, L.P.	09-12290	329
Tracy Mall Partners I L.L.C.	09-12291	—
Tracy Mall Partners II, L.P.	09-12292	—
TRC Willow, LLC	09-12293	—
TV Investment, LLC	09-12294	—
Two Arizona Center, LLC	09-12295	114
Two Willow Company, LLC	09-12296	—
Tysons Galleria L.L.C.	09-12297	1,515
U.K.-American Properties, Inc.	09-12298	1,197
Valley Hills Mall, Inc.	09-12299	—
Valley Plaza Anchor Acquisition, LLC	09-12300	1
VCK Business Trust	09-12301	129
Victoria Ward Center L.L.C.	09-12302	114
Victoria Ward Entertainment Center L.L.C.	09-12303	165
Victoria Ward, Limited	09-12304	1,461
Victoria Ward Services, Inc.	09-12305	—
Village of Cross Keys, LLC, The	09-12306	48
Visalia Mall L.L.C.	09-12307	—
Vista Commons, LLC	09-12308	26
Visalia Mall, L.P.	09-12309	286

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
Legal Entity	Case Number	June 30, 2009
		(In thousands)
Vista Ridge Mall, LLC	09-12310	753
VW Condominium Development, LLC	09-12311	—
Ward Gateway-Industrial-Village, LLC	09-12312	122
Ward Plaza-Warehouse, LLC	09-12313	189
Weeping Willow RNA, LLC	09-12314	—
West Kendall Holdings, LLC	09-12315	1,171
Westwood Mall, LLC	09-12316	48
White Marsh Mall, LLC	09-12317	—
White Mountain Mall, LLC	09-12318	38
Willow SPE, LLC	09-12319	—
Willowbrook II, LLC	09-12320	—
Willowbrook Mall, LLC	09-12321	1,507
Woodbridge Center Property, LLC	09-12322	1,370
Woodlands Mall Associates, LLC, The	09-12323	2,248
10000 Covington Cross, LLC	09-12324	19
10 CCC Business Trust	09-12457	30
20 CCC Business Trust	09-12458	43
30 CCC Business Trust	09-12459	53
Capital Mall L.L.C.	09-12462	219
GGP-Columbiana Trust	09-12464	138
GGP-Gateway Mall L.L.C.	09-12467	403
Grand Traverse Mall Partners, LP	09-12469	451
Greenwood Mall L.L.C.	09-12471	371
Kalamazoo Mall L.L.C.	09-12472	385
Lancaster Trust	09-12473	994
Mondawmin Business Trust	09-12474	847
Running Brook Business Trust	09-12475	1
Town Center East Business Trust	09-12476	33
Burlington Town Center II LLC	09-12477	—
GGP-Mall of Louisiana, Inc.	09-12478	—
Stonestown Shopping Center Holding L.L.C.	09-12479	—
Capital Mall, Inc.	09-12480	—
GGP-Gateway Mall, Inc.	09-12481	—
GGP-Mall of Louisiana II, L.P.	09-12482	—
Grand Traverse Mall Holding, Inc.	09-12483	—
Greenwood Mall, Inc.	09-12484	—
Kalamazoo Mall, Inc.	09-12485	—
Parcit-IIP Lancaster Venture	09-12486	—
Parcity L.L.C.	09-12487	—
Parcity Trust	09-12488	—
Park City Holding, Inc.	09-12489	—
PC Lancaster L.L.C.	09-12490	—
PC Lancaster Trust	09-12491	—

		$159,856

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VI
SCHEDULE OF DEBTORS’ OPERATING PROPERTY
AGED TENANT ACCOUNTS RECEIVABLE
(UNAUDITED)

	June 30, 2009
	(In thousands)
Current	$(31,229	)*
31 – 60 days	8,883
61 – 90 days	7,540
91 – 120 days	3,043
Over 120 days	49,110

Gross Amount	$37,347

*	In general, reflects tenant rents paid in advance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII
STATUS OF MORTGAGES PAYABLE FOR DEBTORS

			Total Debt Balance	Interest Expense
Property	Maturity Date	Rate (a)	June 30, 2009	Month ended June 30 (b)
			(Dollars in thousands)
Fixed Rate Loans
Secured Asset Loans:
10000 West Charleston	3/1/2011	7.88%	$21,772	$143
1160/80 Town Center	7/15/2013	6.99%	8,803	51
Ala Moana A1	9/1/2011	5.52%	750,000	3,451
Ala Moana A2	9/1/2011	5.65%	750,000	3,532
Augusta Mall	11/11/2011	5.49%	175,000	800
Baltimore Center Garage Ltd Partnership	6/1/2018	6.05%	16,092	81
Bay City	12/2/2013	5.30%	24,120	107
Bayshore	9/1/2011	7.13%	31,005	184
Beachwood Place	4/7/2011	5.60%	240,164	1,121
Bellis Fair	2/15/2016	7.34%	61,586	377
Boise Towne Plaza	7/9/2010	4.70%	10,921	43
Boise Towne Square	2/10/2011	6.64%	70,738	391
Brass Mill	4/11/2014	4.55%	123,593	469
Burlington	7/1/2010	5.03%	26,000	109
Burlington 2 (b)	7/1/2010	6.30%	5,500	29
Capital	4/1/2011	7.28%	20,291	123
Chapel Hills	10/11/2010	5.04%	115,653	485
Chico Mall	2/11/2009	4.74%	57,203	226
Collin Creek Mall	7/11/2011	6.78%	66,997	378
Columbia Mall (MO)	2/1/2013	6.05%	90,000	454
Coronado	6/7/2010	5.08%	168,798	714
Corporate Pointe 2 (10650 W. Charleston)	9/11/2012	6.83%	4,526	26
Corporate Pointe 3 (10750 W. Charleston)	9/11/2012	6.83%	4,526	26
Country Hills	6/1/2016	6.04%	13,526	68
Crossroads Center (MN)	7/30/2010	4.73%	84,306	332
Deerbrook	3/2/2009	3.46%	73,964	213
Eagle Ridge	10/12/2015	5.41%	47,578	215
Eastridge (CA)	9/1/2011	5.79%	170,000	820
Eastridge (WY )	12/5/2011	5.08%	39,162	166
Eden Prairie	4/1/2011	4.67%	79,828	311
Fallbrook	6/3/2013	6.14%	85,000	435
Faneuil Hall	4/1/2013	5.57%	94,122	437
Fashion Place	10/5/2010	5.30%	144,483	638
Four Seasons	12/11/2013	5.60%	100,429	469
Fox River	12/3/2012	5.96%	195,000	969
Gallery at Harborplace 1 (Baltimore Center Land, Garage & Office)	12/1/2010	7.89%	49,387	325
Gallery at Harborplace 2 (Baltimore Center Land, Garage & Office)	12/1/2010	7.03%	3,200	19
Gallery at Harborplace 3 (Baltimore Center Land, Garage & Office)	12/1/2010	7.49%	5,100	32
Gallery at Harborplace 4 (Baltimore Center Land, Garage & Office)	12/1/2010	7.93%	2,200	15
Gallery at Harborplace 5 (Baltimore Center Land, Garage & Office)	12/1/2010	8.89%	4,705	35
Gateway	4/1/2011	7.28%	39,767	241
Gateway Overlook	3/1/2013	5.78%	55,000	265
Glenbrook	7/1/2010	4.91%	177,235	726
Grand Canal Shoppes	5/1/2009	4.78%	393,754	1,568
Grand Traverse	10/1/2012	5.02%	85,302	357
Greenwood	4/1/2011	7.28%	44,647	271
Harborplace	10/5/2012	5.79%	50,000	241
Homart I (b)	2/28/2013	5.95%	245,115	1,215
Hulen Mall	12/7/2011	5.03%	113,021	474
Ivanhoe Capital (b)	12/3/2012	5.74%	93,713	448
Jordan Creek	3/2/2009	4.57%	185,950	707
JP Comm Jr. Gateway Crossing	7/9/2010	4.70%	15,234	60
JP Comm Jr. Univ. Crossing	7/9/2010	4.70%	11,373	45
JP Comm Sr. Austin Bluffs	4/9/2009	4.40%	2,288	8
JP Comm Sr. Division Crossing	4/9/2009	4.40%	5,273	19
JP Comm Sr. Fort Union	4/9/2009	4.40%	2,753	10
JP Comm Sr. Halsey Crossing	4/9/2009	4.40%	2,581	9
JP Comm Sr. Orem Plaza Center St	4/9/2009	4.40%	2,460	9
JP Comm Sr. Orem Plaza State St	4/9/2009	4.40%	1,523	6
JP Comm Sr. Riverpointe Plaza	4/9/2009	4.40%	3,811	14
JP Comm Sr. Riverside Plaza	4/9/2009	4.40%	5,454	20
JP Comm Sr. Woodlands Village	4/9/2009	4.40%	6,968	26
Knollwood	10/12/2015	5.35%	39,942	178
Lakeside Mall	12/1/2009	4.28%	180,302	643
Lakeview Square	3/1/2016	5.81%	41,334	200
Lansing I	1/15/2010	9.35%	24,144	188
Lincolnshire Commons	4/1/2013	5.98%	28,000	140

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS

			Total Debt Balance	Interest Expense
Property	Maturity Date	Rate (a)	June 30, 2009	Month ended June 30 (b)
			(Dollars in thousands)
Lynnhaven	7/6/2010	5.05%	236,988	997
Maine	6/11/2010	4.84%	216,295	871
Mall of Louisiana Mezz (b)	4/1/2011	6.40%	62,343	333
Mall of Louisiana Note A	4/1/2011	5.46%	118,469	539
Mall of Louisiana Note B	4/1/2011	5.92%	54,362	268
Mall St Matthews Ltd Partnership	1/4/2010	4.81%	144,565	579
Mall St Vincent	7/7/2014	6.30%	49,000	257
Market Place	2/1/2013	6.05%	106,000	534
Moreno Valley	9/11/2013	5.96%	87,402	434
Newgate	10/1/2010	4.84%	40,991	165
Newpark	2/1/2011	7.45%	68,201	423
North Point	3/1/2011	5.48%	215,691	986
North Star	1/4/2010	4.43%	232,570	859
Northgate	9/1/2016	5.88%	45,025	221
Northridge Fashion	7/1/2011	7.24%	126,403	763
Oglethorpe	7/2/2012	4.89%	141,375	576
Oviedo	5/7/2012	5.12%	51,819	221
Oxmoor	6/3/2013	6.85%	56,922	325
Park City Note A	10/1/2010	4.74%	120,029	474
Park City Note B	10/1/2010	7.10%	29,206	173
Park Place	1/11/2010	5.15%	176,443	757
Peachtree	6/1/2010	5.08%	89,590	379
Pecanland	3/1/2010	4.28%	57,838	206
Piedmont	9/6/2016	5.98%	33,911	169
Pine Ridge	12/5/2011	5.08%	26,404	112
Pioneer Place Limited Partners Land	4/27/2010	10.00%	333	3
Prince Kuhio	4/1/2009	3.45%	37,826	109
Providence Place 2	3/11/2010	5.03%	258,525	1,083
Providence Place 3 (b)	3/11/2010	5.12%	59,529	254
Providence Place 4 (b)	3/11/2010	5.93%	39,044	193
Providence Place Pilot A1	7/1/2016	7.75%	25,121	162
Providence Place Pilot A2	6/30/2028	7.75%	21,423	138
Red Cliffs	12/5/2011	5.08%	25,095	106
Regency Square	7/1/2010	3.59%	93,790	281
Ridgedale	4/1/2010	4.86%	178,194	722
River Hills	6/3/2013	6.14%	80,000	409
RiverTown Junior Loan (b)	7/1/2011	9.15%	15,788	120
RiverTown Senior Loan	7/1/2011	7.29%	102,111	620
Rogue Valley	12/31/2010	7.85%	26,311	172
Sikes Senter	6/1/2012	5.20%	61,381	266
Sooner Fashion	6/3/2013	6.14%	60,000	307
Southlake	12/5/2017	6.44%	100,000	537
Southland	3/2/2009	3.62%	81,477	246
Southland (RSE)	3/5/2010	4.97%	108,788	451
St. Louis Galleria	7/5/2010	4.86%	237,412	961
Staten Island 1	10/1/2010	5.09%	85,000	361
Staten Island 2	10/1/2010	8.15%	70,616	480
Staten Island 3	10/1/2010	5.61%	125,000	584
Steeplegate	7/31/2009	4.94%	77,889	321
Stonestown Note A	9/1/2011	5.55%	155,600	759
Stonestown Note B	9/1/2011	6.04%	60,000	283
Stonestown Mezz (b)	9/1/2011	6.18%	57,400	277
The Boulevard	7/1/2013	4.27%	107,630	383
The Crossroads (MI)	6/1/2009	7.40%	39,791	245
The Woodlands Note A	6/13/2011	5.91%	185,000	912
The Woodlands Note B	6/13/2011	5.91%	55,000	271
Three Rivers	12/5/2011	5.08%	21,497	91
Town East	4/13/2009	3.46%	105,182	303
Tucson Mall	10/11/2033	4.26%	119,627	425
Tysons Galleria	9/12/2011	5.72%	255,000	1,216
Valley Hills	3/5/2014	4.73%	56,851	224
Valley Plaza	7/11/2012	3.90%	95,268	310
Victoria Ward (Village/Industrial/Gateway)	10/1/2011	5.61%	88,500	414
Victoria Ward (Warehouse/Plaza)	10/6/2011	5.52%	68,500	315
Village of Cross Keys	7/31/2009	7.04%	10,257	60
Visalia	1/11/2010	3.78%	41,595	131
Vista Ridge	4/11/2011	6.87%	80,351	460
Ward Centre & Ward Entertainment	1/4/2010	4.33%	58,294	210
Washington Park	4/1/2014	5.35%	12,099	54
West Valley	4/1/2010	3.43%	56,436	161
White Marsh	9/4/2010	5.62%	187,000	876

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS

			Total Debt Balance		Interest Expense
Property	Maturity Date	Rate (a)	June 30, 2009		Month ended June 30 (b)
			(Dollars in thousands)
Willowbrook Mall	7/1/2011	6.82%	158,587		902
Woodbridge Corporation	6/1/2009	4.24%	207,934		735
Unsecured Asset Loans:
GGPLP/GGPLPLLC Exchangable Debt (b)	4/15/2012	3.98%	1,550,000		5,141
Public Indenture — Company Debt (b)	9/17/2012	7.20%	400,000		2,400
Public Indenture — Senior Bond (b)	3/16/2009	3.63%	395,000		1,193
Public Indenture 100 (b)	11/26/2013	5.38%	100,000		448
Public Indenture 350 (b)	11/26/2013	5.38%	350,000		1,568
Public Indenture Senior Note (b)	4/30/2009	8.00%	200,000		1,333
Rouse Senior Notes (b)	5/1/2013	6.75%	800,000		4,500

Fixed Rate Debt			16,529,116		74,014

Variable Rate Loans Secured Asset Loans:
Bank Note — Animas Valley	7/11/2013	2.57%	35,054		75
Bank Note — Birchwood Mall	7/11/2013	2.57%	44,308		95
Bank Note — Cache Valley	7/11/2013	2.57%	28,043		60
Bank Note — Colony Square	7/11/2013	2.57%	25,239		54
Bank Note — Columbiana	7/11/2013	2.57%	105,441		226
Bank Note — Fallen Timbers	7/11/2013	2.57%	42,401		91
Bank Note — Foothills	7/11/2013	2.57%	50,758		109
Bank Note — Grand Teton	7/11/2013	2.57%	48,795		105
Bank Note — Mall at Sierra Vista	7/11/2013	2.57%	23,556		50
Bank Note — Mall of the Bluffs	7/11/2013	2.57%	35,951		77
Bank Note — Mayfair	7/11/2013	2.57%	274,932		589
Bank Note — Mondawmin	7/11/2013	2.57%	84,689		181
Bank Note — North Plains	7/11/2013	2.57%	10,656		23
Bank Note — North Town Mall	7/11/2013	2.57%	114,976		246
Bank Note — Oakwood	7/11/2013	2.57%	75,772		162
Bank Note — Owings Mills	7/11/2013	2.57%	53,281		114
Bank Note — Pierre Bossiere	7/11/2013	2.57%	40,382		86
Bank Note — Pioneer Place	7/11/2013	2.57%	156,764		336
Bank Note — Salem Center	7/11/2013	2.57%	41,728		89
Bank Note — Silver Lake Mall	7/11/2013	2.57%	18,228		39
Bank Note — Southwest Plaza	7/11/2013	2.57%	96,187		206
Bank Note — Spring Hill	7/11/2013	2.57%	68,088		146
Bank Note — Westwood Mall	7/11/2013	2.57%	24,117		52
Bank Note — White Mountain	7/11/2013	2.57%	10,656		23
Fashion Show	3/15/2009	6.32%	645,918		3,402
Oakwood Center	3/16/2009	1.82%	95,000		144
Palazzo	3/15/2009	6.32%	249,623		1,315

Unsecured Asset Loans:
DIP (c)	3/16/2011	13.50%	400,000		4,500
GGPLP/GGPLPLLC Revolver (b)	2/24/2010	1.25%	590,000		772
GGPLP/GGPLPLLC Senior Term (b)	2/24/2010	1.25%	1,987,500		2,600

TRUPS (b)(d)	4/30/2036	2.49%	206,200		428

Variable Rate Debt			5,684,243		16,395

Total Filing Entity Debt			$22,213,359	(e)	$90,409

(a)	Reflects the variable contract rate as of June 30, 2009.

(b)	All amounts for current period were paid as scheduled, except where noted (b).

(c)	Loan obtained in May (Note 6)

(d)	Junior subordinated notes of GGPLP purchased by GGP Capital Trust I, a Non-Debtor Delaware statutory trust and wholly-owned subsidiary of GGPLP, with proceeds from the sale of trust preferred securities.

(e)	Excludes liabilities to special improvement districts, senior notes discounts and purchase accounting mark-to-market adjustments.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VIII
RETAINED PROFESSIONALS DETAIL

Period Expense*
Month ended
Name	June 30, 2009
(In thousands)
Weil, Gotshal & Manges LLP	$3,216
Akin Gump Strauss Hauer & Feld, LLP	2,021
Kirkland & Ellis LLP	1,519
AlixPartners, LLP	1,209
Navigant Consulting	541
Kurtzman Carson Consultants LLC	536
Miller Buckfire	331
Jenner & Block	308
Blackstone	250
Jones Day	250
FTI Consulting	234
ACG Professional, Inc.	223
CSC Corporate Service Company	168
Other	93

Total	$10,899

*	Estimated fees and expenses incurred by these professionals during the this period, although such fees and expenses remain subject to the review and approval of the Bankruptcy Court. There was no cash paid to these professionals during June 2009.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: June 2009
SCHEDULE IX
DEBTORS QUESTIONNAIRE*

		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X (1)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X (2)
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X (3)
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X (4)
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

*	Unless otherwise indicated, answer is for the combined group of Debtors (see Note 1).

(1)	An aggregate of $12.7 million has been paid by or on behalf of the Debtors with respect to prepetition liabilities as approved by the Bankruptcy Court. Such disbursements have been for employee salaries, commissions and reimbursements, taxes to government entities and for other ordinary-course professionals.

(2)	The net change in the aggregate Debtors intercompany accounts with affiliated non-debtors for the period was an increase in the amounts due to non-debtors of $8.0 million.

(3)	Included in the amounts reported in (1) above are payments of taxes of $9.5 million.

(4)	As previously described in Note 6 of the Previously filed MORS, which description is incorporated into this response by reference, the DIP Term Loan of $400 million was funded on May 15, 2009.